UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

CISCO SYSTEMS, INC.

2022 Annual Meeting
Vote by December 7, 2022 11:59 PM ET



CISCO SYSTEMS, INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

D91837-P81055

You invested in CISCO SYSTEMS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 8, 2022.**

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 30, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 8, 2022
8:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/CSCO2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. M. Michele Burns	For
1b. Wesley G. Bush	For
1c. Michael D. Capellas	For
1d. Mark Garrett	For
1e. John D. Harris II	For
1f. Dr. Kristina M. Johnson	For
1g. Roderick C. McGeary	For
1h. Sarah Rae Murphy	For
1i. Charles H. Robbins	For
1j. Brenton L. Saunders	For
1k. Dr. Lisa T. Su	For
1l. Marianna Tessel	For
2. Approval, on an advisory basis, of executive compensation.	For
3. Ratification of PricewaterhouseCoopers LLP as Cisco's independent registered public accounting firm for fiscal 2023.	For
4. Stockholder Proposal - Approval to have Cisco's Board issue a tax transparency report in consideration of the Global Reporting Initiative's Tax Standard.	Against
To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.	

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D91838-P81055